THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

Lincoln Life Variable Annuity Account N
Lincoln New York Account N for Variable Annuities

ChoicePlusSM Product Suite
ChoicePlusSM II Product Suite
ChoicePlus AssuranceSM B Share
ChoicePlus AssuranceSM C Share
ChoicePlus AssuranceSM L Share
ChoicePlus AssuranceSM Bonus

Supplement dated June 7, 2017 to the Prospectus dated May 1, 2017

This supplement outlines a change to certain investment options available under your variable annuity contract. It is for informational purposes and requires no action on your part.

The Janus Aspen Series has informed us that following fund names changes were effective beginning June 5, 2017:

Previous Name	New Name
Janus Aspen Balanced Portfolio	Janus Henderson Balanced Portfolio
Janus Aspen Enterprise Portfolio	Janus Henderson Enterprise Portfolio
Janus Aspen Global Research Portfolio	Janus Henderson Global Research Portfolio

The fees, investment advisor, and investment objective of each fund remains unchanged.  Please refer to the fund prospectuses for additional information about the funds.

Please retain this Supplement for future reference.